UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Astoria Inflation Sensitive ETF

(PPI)

ANNUAL REPORT

MARCH 31, 2022

AXS Astoria Inflation Sensitive ETF

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	9
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Astoria Inflation Sensitive ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

March 31, 2022

Dear Fellow Shareholders:

The AXS Astoria Inflation Sensitive ETF (PPI) returned 14.06% during Q1 2022, while its benchmark (70% MSCI All Country World Index, 20% Bloomberg Commodity Index, and 10% Bloomberg US TIPS 1-3 Year Index) returned 0.98%. The ETF was incepted on 12/29/2021 and is an actively managed strategy.

The S&P 500 Index returned -4.60% during Q1 2022, and the MSCI All Country World Index fell -5.36%. Q1 saw a notable rotation into inflation sensitive assets. The Bloomberg Commodity Index was up 25.55%, the Bloomberg Composite Crude Oil Index increased by 40.77%, and the S&P Energy Select Sector Index rose 39.08%.

Longer duration assets such as the growth heavy NASDAQ-100 Index fell 8.9% while the S&P U.S. Government Bond 20+ Year Index declined 10.63%. The bond market fell as interest rates rose with the Bloomberg US Aggregate Bond Index falling 5.9%. The yield on the US 10-year Treasury increased from 1.51% on 12/31/2021, to 2.32% on 3/31/2022, and the Bloomberg US Corporate Investment Grade Index was down 7.69%. The MSCI Brazil Index was up 35.97% and the Brazilian Real was the best performing Emerging Market currency, which was up 17.6% versus the US Dollar. The VIX index rose 19.4% in Q1 amidst concerns of higher inflation, tighter monetary policy, and the Russia-Ukraine conflict.

Higher inflation readings and rising interest rates were key drivers for the rotation out of growth stocks and into inflation sensitive assets. The CPI (Consumer Price Index) rose 7.9% year over year in February, in line with estimates and topping January’s increase of 7.5%. Month over month, February CPI rose by 0.8%, surpassing the expected 0.7% gain and above January’s 0.6% rise.

The PPI (Producer Price Index) rose 10% year over year in February, in line with consensus and up from January’s gain of 9.7%. Month over month, February PPI rose 0.8%, coming in softer than the expected 0.9% increase and below January's rise of 1%.

The Federal Reserve has been communicating an ever increasingly hawkish message since December 2021 as they attempt to rein in the highest inflation seen in the US since the early 1980s. This has led to a notable repricing in rate hike expectations. At the FOMC meeting on Wednesday, March 16th, the Fed raised short-term interest rates by a quarter of a percentage point. This was first interest rate hike since December 2018, and it is anticipated to be the first of many in 2022 as the committee indicated there could be additional hikes at each of the six remaining meetings this year. Given the tighter monetary policy the Fed has laid out, the US economy could experience slower economic growth this year as rates increase and inflation remains elevated.

Yield spreads have fallen sharply in 2022 and parts of the curve have either already inverted or are close to inverting. Yield curve inversions are thought to be indicators of impending economic downturns. They also make operations of banks more challenging as they usually borrow at short-term rates and lend at long-term rates.

1

Performance as of 3/31/2022

(%)	Q1 2022	YTD	SINCE INCEPTION
NAV	13.82	13.82	13.96
Market Price	14.06	14.06	14.20
Blended Benchmark*	0.98	0.98	0.64

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. One cannot invest in an index. Inception date is 12/29/2021. *Benchmark represents 70% MSCI All Country World Index, 20% Bloomberg Commodity Total Return Index and 10% Bloomberg US TIPS 1-3 Year Index.

Performance Analysis

Cyclicals

PPI’s positive performance was mostly driven by its quantitative stock selection process. Equities positively contributed to the lion share of the ETF’s returns while commodities contributed marginally. Meanwhile, our fixed income positions slightly detracted from the ETF’s return.

Below are the largest contributors and detractors to Fund performance from equities. Marathon Oil Corporation gained 53.44% for the period overall and accounted for 1.44% of the ETF’s performance.

LARGEST CONTRIBUTORS	Contribution
Marathon Oil Corporation	1.44%
APA Corp.	1.39%
Woodside Petroleum Ltd	1.29%
United States Steel Corporation	1.16%
Canadian Natural Resources Limited	1.08%

2

The largest detractor was Western Alliance Bancorp, which fell 22.78% for the period overall and detracted 0.59% of the ETF’s performance.

LARGEST DETRACTORS	Contribution
Western Alliance Bancorp	-0.59%
iShares U.S. Home Construction ETF (ITB)	-0.49%
Builders FirstSource, Inc.	-0.43%
Sika AG	-0.41%
Jefferies Financial Group Inc.	-0.38%

Commodities

For the period, the Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC) was up 25.46% for the period and contributed 0.68% to the ETF’s performance. The Aberdeen Bloomberg All Commodity Strategy K-1 Free ETF (BCI) rose 24.92% and contributed 0.66% to the ETF return.

TIPS (Treasury Inflation-Protected Securities)

As interest rates rose, bond prices fell. TIPS were negatively impacted as both the Schwab US TIPS ETF (SCHP) and the Vanguard Short-Term Inflation-Protected Securities ETF (VTIP) were down for the period (-3.09% and -0.37%, respectively), negatively contributing to the ETF’s performance (-0.10% and -0.01%, respectively).

Portfolio Changes

On February 8, 2022, we swapped out of the Schwab US TIPS ETF (SCHP) and into the iShares 0-5 Year TIPS Bond ETF (STIP) as STIP has a lower duration which Astoria believes is a better fit for the current rising interest rate environment.

On March 21, 2022, we marginally reduced our Oil & Gas Production industry exposure by trimming Devon Energy Corporation, EOG Resources, Inc., and ConocoPhillips. With the proceeds from the sales, we increased the weightings of fundamentally attractive stocks already found within PPI among different sectors and industries. These stocks were Nucor Corporation, Steel Dynamics, Inc., Builders FirstSource, Inc., United States Steel Corporation, and Cleveland-Cliffs Inc.

3

On March 24, 2022, we swapped out of the iShares U.S. Home Construction ETF (ITB) and into gold via the SPDR Gold MiniShares Trust (GLDM). We think recession odds have marginally increased and wanted to further diversify our commodity exposure.

On March 29, 2022, we sold completely out of Sika AG and used the proceeds to purchase AGCO Corporation. Sika’s quantitative ranking score fell significantly in March while AGCO ranked well. Our stock selection process will be reviewed again in June. As PPI is actively managed, we do reserve the right to adjust our holdings outside of our scheduled rebalancing if conditions warrant.

Current and Prospective Economic Outlook

Whereas 2021 was characterized by easy money, peak economic growth, and peak corporate profits, 2022 appears to be the opposite. Money is being taken out of the system, and the economy likely won't repeat the robust economic and earnings growth from last year.

We believe that the current weakness in the equity and bond market can be attributed to a growth scare and not a full-blown pending recession. Admittedly, we have seen pockets of acute weakness in sectors such as long dated nominal bonds, unprofitable technology, and hyper growth stocks. However, our base case is that this extreme weakness does not spread more broadly to all US equity sectors. As demonstrated above, inflation sensitive assets largely avoided the acute weakness and relatively outperformed in Q1.

Our view is that the Fed has been slow to react to the high growth of inflation and will lean on aggressive rate hikes to tame the stubbornly high levels of inflation. We estimate that the Fed Funds effective rate could reach as high as 3% before this tightening cycle is over. From our perch, despite a large year-to-date rally in inflation sensitive assets, such assets may still provide a level of portfolio protection and may have the potential to further benefit from higher levels of inflation. Inflation was notably lower over the past decade as interest rates fell and the overall cost of capital was cheap. Our view is that these dynamics spurred the growth of the technology sector which resulted in lower prices for goods and services and dampened inflation. Those forces are now working in reverse as interest rates and inflation are rising.

As a result of the deflationary forces over the past decade, inflation sensitive assets were largely ignored as capital was allocated to deflationary sectors such as technology, consumer staples, and utilities, as well as nominal bonds. These asset classes performed well on a risk-adjusted basis which enforced the concept of reflexivity. The better these asset classes performed, the more capital flowed into them. However, our view is that we are entering into a paradigm shift where interest rates are on the rise and could remain structurally higher in the years to come. Under this new paradigm shift, assets that performed well when the discount rate was low may not produce the same level of risk-adjusted performance as interest rates rise.

A number of inflation sensitive assets are still trading at a discount compared to the broader US large-cap core index and growth indices. For instance, the S&P 500 Energy Index has an 11.5 Price-to-Earnings ratio based on 2022 estimates while the S&P 500 and NASDAQ-100 Indices have a 20.2 and a 26.4 Price-to-Earnings ratio, respectively, based on 2022 estimates.

4

Admittedly, inflation sensitive assets have seen strong returns over the past 12-18 months. That does not imply that the upside is limited, but we acknowledge that the rate of change could slow in the future.

As the inflation outlook remains elevated, investors will likely pay attention to upcoming CPI releases and FOMC meetings to determine whether inflation is put under control. If inflation stays at abnormally high levels for extended periods of time, the risk of a recession can rise.

We expect heightening volatility to be one of the main stories for the balance of 2022. There is a direct linkage between easy money and lower levels of volatility. This reflexive concept is apparent when looking at the size of the Fed balance sheet, equity prices and implied volatility.

Moreover, the spread between the 2-year US Treasury and the 10-year US Treasury is close to inverting. This has historically sent an ominous signal to the marketplace. What does this mean for overall portfolio construction? We believe broadly owning a portfolio of diversified sets of asset classes, as well as owning multiple factors, inflation hedges, and alternatives will be paramount in 2022.

In summary, we believe there are three notable risks that the economy faces: 1) the Fed is behind the curve 2) the Fed is looking to unwind its balance sheet at the same time it’s hiking interest rates 3) inflation continues to remain high. Will the economy be able to withstand these risks without going into a recession? Only time will tell, and we plan on addressing these risks in our future commentaries.

We are grateful for your continued trust and support.

Sincerely, The Investment Team at Astoria Portfolio Advisors LLC.

The views in this letter were as of March 31, 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Commentary provided by Astoria Portfolio Advisors, who serves as the Sub-Adviser for AXS Astoria Inflation Sensitive ETF and is not affiliated with AXS Investments. As of the time of this publication, Astoria Portfolio Advisors held positions in SPY, XLE, QQQ, SPAB, and LQD on behalf of its clients for its sub-advisory business. Holdings are subject to change and should not be considered investment advice.

5

Disclosures

This material must be preceded or accompanied by a prospectus

There is no guarantee the sectors or asset classes the advisor identifies will benefit from inflation. Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

Equity Securities Risk: Equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or in only a particular country, company, industry or sector of the market.

Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity.

Futures Contracts Risk: The Fund expects that certain of the Underlying ETFs in which it invests will utilize futures contracts for its commodities investments. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

TIPS Risk: Principal payments for Treasury Inflation-Protection Securities are adjusted according to changes in the Consumer Price Index (CPI). While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's exposure to U.S. Treasury obligations to decline.

Index descriptions

The following descriptions, while believed to be accurate, are in some cases abbreviated versions of more detailed or comprehensive definitions available from the sponsors or originators of the respective indices. Please refer to each such sponsor’s website for more detailed index information.

The past performance of an index is not a guarantee of future results.

Each index reflects an unmanaged universe of securities without any deduction for advisory fees or other expenses that would reduce actual returns, as well as the reinvestment of all income and dividends. An actual investment in the securities included in the index would require an investor to incur transaction costs, which would lower the performance results.

Indices are not actively managed, and investors cannot invest directly in the indices.

6

NASDAQ-100 Index: The Nasdaq 100 Index is a basket of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange. The index includes companies from various industries except for the financial industry, like commercial and investment banks.

S&P 500® Index: The S&P 500® Index is an unmanaged, capitalization-weighted index designed to measure the performance of the broad US economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500® Energy: The S&P 500® Energy index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

MSCI All Country World Index: The MSCI All Country World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

MSCI Brazil: The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. The index covers about 85% of the Brazilian equity universe.

Bloomberg Commodity Index: The Bloomberg Commodity Index (“BCOM” or the “Index”) is designed to be a highly liquid and diversified benchmark for commodity investments. BCOM provides broad-based exposure to commodities and no single commodity or sector dominates the Index. The indices use a consistent, systematic process to represent the commodity markets. A commodity index should fairly represent the importance of a diversified group of commodities to the world economy. To achieve a fair representation, BCOM uses both liquidity data and U.S. -dollar-weighted production data in determining the relative quantities of included commodities. BCOM Index purports to provide diversified exposure to commodities as an asset class.

Bloomberg Composite Crude Oil Index: The Bloomberg Composite Crude Oil Index Formerly known as Dow Jones-UBS Composite Crude Oil Subindex (DJUBSCR), the index is composed of futures contracts on WTI and Brent Crude Oil.

Bloomberg US Aggregate Bond Index: The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg U.S. 1-3 Year Treasury Bond Index: The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years.

S&P U.S. Government Bond 20+ Year Index: The S&P U.S. Treasury Bond 20+ Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 20 or more years.

7

Bloomberg US Corporate Investment Grade Index: The Index measures the performance of the long-dated, investment grade U.S. corporate bond market. Only bonds that have a maturity of more than ten years are included. Securities must be fixed rate, U.S. dollar denominated, taxable and rated investment grade as defined by the Index methodology.

VIX® Index: Cboe Global Markets revolutionized investing with the creation of the Cboe Volatility Index® (VIX® Index), the first benchmark index to measure the market’s expectation of future volatility. The VIX Index is based on options of the S&P 500® Index, considered the leading indicator of the broad U.S. stock market. The VIX Index is recognized as the world’s premier gauge of U.S. equity market volatility. The VIX Index is used as a barometer for market uncertainty, providing market participants and observers with a measure of constant, 30-day expected volatility of the broad U.S. stock market. The VIX Index is not directly tradable, but the VIX methodology provides a script for replicating volatility exposure with a portfolio of SPX options, a key innovation that led to the creation of tradable VIX futures and options.

Glossary

Price to Earnings Ratio (P/E): The price-to-earnings ratio (P/E ratio) is a ratio used by analysts for valuing a company. The P/E ratio measures a company’s current share price relative to its earnings per share (EPS). The P/E ratio is also referred to as the price multiple or the earnings multiple.

Consumer Price Index (CPI): This index is an inflation measure that calculates the weighted average of prices of a basket of consumer goods and services. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. The CPI measures items such as food, beverages, housing, apparel, transportation, medical care, recreation, education, communication, and other personal goods and services, such as tobacco and smoking products, and haircuts.

Producer Price Index (PPI): This index is an inflation measure that looks at the prices that producers pay and measures changes in the sale prices for the entire domestic market of raw goods and services. These goods and services are bought by consumers from their primary producers, bought indirectly from retail sellers, or purchased by producers themselves. The industries that comprise the PPI include mining, manufacturing, agriculture, fishing, forestry, natural gas, electricity, construction, waste, and scrap materials

8

AXS Astoria Inflation Sensitive ETF

ETF PERFORMANCE at March 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the AXS Astoria Blended Benchmark Index, Bloomberg Commodity Total Return Index, Bloomberg U.S. TIPS 1-3 Year Index, and MSCI ACWI Index. Results include the reinvestment of all dividends and capital gains.

The AXS Astoria Blended Benchmark Index is composed of 70% MSCI ACWI Index, 20% Bloomberg Commodity Total Return Index, and 10% Bloomberg U.S. TIPS 1-3 Year Index. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. The Bloomberg U.S. TIPS 1-3 Year Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. The MSCI ACWI Index is a stock index designed to track broad global equity-market performance. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Total Returns as of March 31, 2022	3 Months (Actual)	Since Inception (Cumulative)	Inception Date
AXS Astoria Inflation Sensitive ETF (Net Asset Value)	13.82%	13.96%	12/29/21
AXS Astoria Inflation Sensitive ETF (Market Price)	14.06%	14.20%	12/29/21
AXS Astoria Blended Benchmark Index	0.98%	0.64%	12/29/21
Bloomberg Commodity Total Return Index	25.55%	24.27%	12/29/21
Bloomberg U.S. TIPS 1-3 Year Index	0.35%	0.38%	12/29/21
MSCI ACWI Index	-5.36%	-5.55%	12/29/21

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.71% which was stated in the current prospectus dated December 23, 2021. For the ETF’s current period ended March 31, 2022 expense ratios, please refer to the Financial Highlights section of this report.

9

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS — 81.8%
	AEROSPACE/DEFENSE — 1.0%
5,307	Airbus S.E.*	$647,909
	AUTO MANUFACTURERS — 0.1%
8,439	Iveco Group N.V.*	55,547
	BANKS — 14.7%
47,937	Australia & New Zealand Banking Group Ltd.	990,047
160,254	Banco Bilbao Vizcaya Argentaria S.A.	923,634
45,588	National Australia Bank Ltd.	1,103,572
68,469	Regions Financial Corp.	1,524,120
27,927	Societe Generale S.A.	755,673
13,920	Western Alliance Bancorp	1,152,854
62,118	Westpac Banking Corp.	1,126,745
23,664	Zions Bancorp N.A.	1,551,412
		9,128,057
	BUILDING MATERIALS — 2.4%
14,152	Builders FirstSource, Inc.*	913,370
9,657	Cie de Saint-Gobain	579,769
		1,493,139
	CHEMICALS — 5.5%
17,835	Covestro A.G.	904,422
14,442	Nutrien Ltd.	1,492,777
18,879	Olin Corp.	986,994
		3,384,193
	COMMERCIAL SERVICES — 3.1%
3,915	Avis Budget Group, Inc.*	1,030,819
2,436	United Rentals, Inc.*	865,292
		1,896,111
	DIVERSIFIED FINANCIAL SERVICES — 4.2%
10,266	Capital One Financial Corp.	1,347,823
38,193	Jefferies Financial Group, Inc.	1,254,640
		2,602,463
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.9%
17,748	ABB Ltd.	579,468
	IRON/STEEL — 14.4%
33,582	ArcelorMittal S.A.	1,088,498
64,517	Cleveland-Cliffs, Inc.*	2,078,093
12,966	Nucor Corp.	1,927,396
21,650	Steel Dynamics, Inc.	1,806,259

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AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	IRON/STEEL (Continued)
52,888	United States Steel Corp.	$1,995,993
		8,896,239
	MACHINERY-CONSTRUCTION & MINING — 0.7%
8,700	Hitachi Ltd.	440,574
	MACHINERY-DIVERSIFIED — 4.1%
5,928	AGCO Corp.	865,666
42,195	CNH Industrial N.V.	669,213
2,349	Deere & Co.	975,915
		2,510,794
	MINING — 2.2%
26,622	Anglo American PLC	1,389,262
	OIL & GAS — 27.7%
53,505	APA Corp.	2,211,362
29,841	Canadian Natural Resources Ltd.	1,847,772
16,690	ConocoPhillips	1,669,000
21,995	Devon Energy Corp.	1,300,564
87,174	Eni S.p.A.	1,282,023
11,083	EOG Resources, Inc.	1,321,426
90,741	Marathon Oil Corp.	2,278,507
49,851	Suncor Energy, Inc.	1,622,954
38,715	Tourmaline Oil Corp.	1,783,773
77,604	Woodside Petroleum Ltd.	1,864,081
		17,181,462
	TRANSPORTATION — 0.8%
10,614	Deutsche Post A.G.	511,353
	TOTAL COMMON STOCKS
	(Cost $47,039,257)	50,716,571
	EXCHANGE-TRADED FUNDS — 17.4%
64,554	Aberdeen Bloomberg All Commodity Strategy K-1 Free ETF	1,853,991
13,746	Aberdeen Standard Physical Precious Metals Basket Shares ETF*	1,320,716
16,008	Invesco KBW Bank ETF	1,020,350
105,792	Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	1,866,171
12,605	iShares 0-5 Year TIPS Bond ETF	1,322,769
21,476	SPDR Gold MiniShares Trust*	826,182
11,397	Vaneck Agribusiness ETF	1,191,442

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AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2022

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
26,535	Vanguard Short-Term Inflation-Protected Securities ETF	$1,358,857
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $10,314,727)	10,760,478
	TOTAL INVESTMENTS — 99.2%
	(Cost $57,353,984)	61,477,049
	Other Assets in Excess of Liabilities — 0.8%	485,569
	TOTAL NET ASSETS — 100.0%	$61,962,618

PLC – Public Limited Company

ETF – Exchange-Traded Fund

*	Non-income producing security.

See accompanying Notes to Financial Statements.

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AXS Astoria Inflation Sensitive ETF

SUMMARY OF INVESTMENTS

As of March 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Oil & Gas	27.7%
Banks	14.7%
Iron/Steel	14.4%
Chemicals	5.5%
Diversified Financial Services	4.2%
Machinery-Diversified	4.1%
Commercial Services	3.1%
Building Materials	2.4%
Mining	2.2%
Aerospace/Defense	1.0%
Electrical Components & Equipment	0.9%
Transportation	0.8%
Machinery-Construction & Mining	0.7%
Auto Manufacturers	0.1%
Total Common Stocks	81.8%
Exchange-Traded Funds	17.4%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

13

AXS Astoria Inflation Sensitive ETF

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2022

Assets:
Investments, at value (Cost $57,353,984)	$61,477,049
Foreign currency, at value (Cost $13,129)	13,108
Cash	370,799
Receivables:
Fund shares sold	712,215
Dividends receivable	106,710
Reclaims receivable	3,320
Total assets	62,683,201

Liabilities:
Investment securities purchased	706,657
Advisory fees	13,926
Total liabilities	720,583

Net Assets	$61,962,618

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$57,707,483
Total distributable earnings	4,255,135
Net Assets	$61,962,618

Shares of beneficial interest issued and outstanding	2,175,000
Net asset value per share	$28.49

See accompanying Notes to Financial Statements.

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AXS Astoria Inflation Sensitive ETF

STATEMENT OF OPERATIONS

For the Period December 29, 2021* through March 31, 2022

Investment Income:
Dividend (net of foreign withholding taxes of $16,180)	$283,347
Total investment income	283,347

Expenses:
Advisory fees	61,659
Interest expense	163
Total expenses	61,822
Net investment income	221,525

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(93,603)
Net realized gain on foreign currency transactions	3,880
Net change in unrealized appreciation/(depreciation) on investments	4,123,065
Net change in unrealized appreciation/(depreciation) on foreign currency translation	251
Net realized and unrealized gain	4,033,593

Net Increase in Net Assets from Operations	$4,255,118

*	Commencement of operations.

15

AXS Astoria Inflation Sensitive ETF

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 29, 2021* through March 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$221,525
Net realized loss on investments and foreign currency transactions	(89,723)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	4,123,316
Net increase in net assets resulting from operations	4,255,118

Capital Transactions:
Net proceeds from shares sold	57,707,500
Net increase in net assets from capital share transactions	57,707,500

Total increase in net assets	61,962,618

Net Assets:
Beginning of period	-
End of period	$61,962,618

Capital Share Transactions:
Shares sold	2,175,000
Net increase in capital share transactions	2,175,000

*	Commencement of operations.

16

AXS Astoria Inflation Sensitive ETF

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period December 29, 2021* through March 31, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income[1]	0.17
Net realized and unrealized gain on investments	3.32
Total from investment operations	3.49

Net asset value, end of period	$28.49

Total return[2]	13.96%[4]
Total return at market price[3]	14.20%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,963

Ratio of expenses to average net assets	0.70%[5]
Ratio of net investment income to average net assets	2.51%[5]

Portfolio turnover rate[6]	11%[4]

*	Commencement of operations.

[1]	Based on average shares outstanding during the period.

[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

[3]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.

[4]	Not annualized.

[5]	Annualized.

[6]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

17

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

Note 1 – Organization

AXS Astoria Inflation Sensitive ETF (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation in inflation-adjusted terms. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund commenced operations on December 29, 2021.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing NAV of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

18

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction.

19

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for Fund is $300, regardless of the number of Creation Units created in the transaction.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

20

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period December 29, 2021 (commencement of operations) through March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisor has engaged Astoria Portfolio Advisors LLC (“Astoria”) to manage the Fund’s overall investment program and pays Astoria an annual sub-advisory fee based upon the Fund’s average daily net assets. The Advisor is responsible for paying the entire amount of Astoria’s sub-advisory fee. The Fund does not directly pay Astoria.

21

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

Brown Brothers Harriman & Co. serves as the Fund’s fund accountant, transfer agent and custodian. UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Fund’s co-administrators.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.

Note 4 – Federal Income Taxes

At March 31, 2022, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$57,353,984

Gross unrealized appreciation	$5,948,111
Gross unrealized depreciation	(1,825,046)
Net unrealized appreciation on investments	$4,123,065

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period December 29, 2021 (commencement of operations) through March 31, 2022, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings (Accumulated Deficit) as follows:

Increase (Decrease)
Capital	Total Distributable Earnings (Accumulated Deficit)
$(17)	$17

As of March 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$225,422
Undistributed long-term capital gains	-
Tax distributable earnings	225,422

Accumulated capital and other losses	(93,603)

Net unrealized appreciation on investments	4,123,065
Net unrealized appreciation on foreign currency translations	251

Total accumulated earnings	$4,255,135

22

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

As of the tax year for the period December 29, 2021 (commencement of operations) through March 31, 2022, the Fund had $93,603 of short-term non-expiring accumulated capital loss carryforwards.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the period December 29, 2021 (commencement of operations) through March 31, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$-
Net long-term capital gains	-
Total distributions paid	$-

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period December 29, 2021 (commencement of operations) through March 31, 2022 were as follows:

Fund	Purchases	Sales
AXS Astoria Inflation Sensitive ETF	$3,720,703	$4,034,896

Purchases, sales, and realized gain/(loss) of in-kind transactions for the period December 29, 2021 (commencement of operations) through March 31, 2022 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
AXS Astoria Inflation Sensitive ETF	$57,761,780	$-	$-

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Fund to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Fund.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

23

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$50,716,571	$-	$-	$50,716,571
Exchange-Traded Funds	10,760,478	-	-	10,760,478
Total Investments	$61,477,049	$-	$-	$61,477,049

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

24

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. [There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.] The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

25

AXS Astoria Inflation Sensitive ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2022

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. Effective April 25, 2022, the Fund changed the frequency of its income dividend payments from annually to quarterly.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AXS Astoria Inflation Sensitive ETF and

the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Astoria Inflation Sensitive ETF (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of March 31, 2022, the related statement of operations, the statement of changes in net assets, and financial highlights for the period December 29, 2021 (commencement of operations) through March 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the period December 29, 2021 through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 27, 2022

27

AXS Astoria Inflation Sensitive ETF

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 984-2510. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	13	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	13	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	13

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, and First Trust Real Assets Fund, each a closed-end investment company.

28

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A

29

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 27 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS All Terrain Opportunity Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Market Neutral Fund, AXS Managed Futures Strategy Fund, AXS Merger Fund, AXS Sustainable Fund, AXS Thomson Reuters Private Equity Return Tracker, AXS Thomson Reuters Venture Capital Return Tracker Fund and AXS Change Finance ETF which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

30

AXS Astoria Inflation Sensitive ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 6, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and AXS Investments LLC (the “Investment Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Astoria Portfolio Advisors LLC (the “Sub-Advisor”) with respect to the AXS Astoria Inflation Sensitive ETF series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the approval of the Fund Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Allocation-50% to 70% Equity fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AXS Investments LLC

Nature, Extent and Quality of Services

The Board noted its familiarity with the Investment Advisor as the investment advisor for several other series of the Trust, and considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management for the Fund. The Board also considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

31

AXS Astoria Inflation Sensitive ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) of 0.70% was higher than the Peer Group and Fund Universe medians by 0.15% and 0.20%, respectively. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s proposed advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The estimated annual total expenses (net of fee waivers) of the Fund were higher than the Fund Universe and Peer Group medians by 0.04% and 0.27%, respectively. The Trustees considered that the estimated annual total expenses of the Fund were likely higher than the Peer Group and Fund Universe medians because of the Fund’s advisory fee.

In considering the proposed advisory fee and estimated annual expenses of the Fund, the Board noted the Investment Advisor’s explanation that due to the Fund’s alternative investment strategy, the Fund would be competitive in the market; that the Investment Advisor had not received any resistance regarding the Fund’s fee, and that advisors generally understand the fee structure in light of the strategies offered; that with respect to the Fund, there are no Morningstar categories that truly reflect the Fund’s strategy; and that the Fund’s proposed fee was appropriate given the Fund’s investment strategy and the research and customization involved with that strategy.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account estimated assets of $50 million. The Board determined that the Investment Advisor’s anticipated profit with respect to the Fund was reasonable.

The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale during the Fund’s initial startup period, and that any such economies would be considered in the future as the Fund’s assets grow.

32

AXS Astoria Inflation Sensitive ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Astoria Portfolio Advisors LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by the Sub-Advisor to the Fund. In doing so, the Board noted that as the sole sub-advisor to the Fund, the Sub-Advisor would be primarily responsible for the day-to-day management of the Fund and its investment results. The Board also considered the services to be provided by the Sub-Advisor to the Fund, and the qualifications, experience, and responsibilities of the personnel of the Sub-Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Sub-Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services to be provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Sub-Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed sub-advisory fee with those of other similar client accounts of the Sub-Advisor. The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fee from the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor

The Board also considered that the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, would include the usual types of “fall out” benefits received by sub-advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement with respect to the Fund.

33

AXS Astoria Inflation Sensitive ETF

EXPENSE EXAMPLE

For the Periods Ended March 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The Fund’s Hypothetical Performance is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

The Fund’s Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 29, 2021 (commencement of operations) to March 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	12/29/21*	3/31/22	12/29/21* – 3/31/22
Actual Performance**	$1,000.00	$1,139.60	$1.91
	10/1/21	3/31/22	10/1/21 – 3/31/22
Hypothetical (5% annual return before expenses)***	1,000.00	1,021.19	3.54

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the since inception period ended). Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

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FUND INFORMATION

	TICKER	CUSIP
AXS Astoria Inflation Sensitive ETF	PPI	46141T 117

Privacy Principles of the AXS Astoria Inflation Sensitive ETF for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Astoria Inflation Sensitive ETF for its information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 984-2510 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 984-2510.

AXS Astoria Inflation Sensitive ETF

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 984-2510

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Astoria Inflation Sensitive ETF	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Astoria Inflation Sensitive ETF	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS Astoria Inflation Sensitive ETF
Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/6/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/6/2022